                        Transamerica Income Shares, Inc.

                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 2001

                              [TRANSAMERICA LOGO]

REPORT TO SHAREHOLDERS:
    The tragic events of September 11 have negatively impacted the US economy. Whereas prior to September 11 the economy had been slowly recovering, a mild recession is now expected. However, aggressive monetary and fiscal stimulus, in conjunction with business inventory rebuilding and lower oil prices should contribute to a consumer-led recovery by mid 2002.

    Consumer confidence and spending has been negatively impacted by the events, with the impact felt most keenly in the airline, leisure, and travel sectors. Weakness in consumer spending has had a ripple effect upon the US economy, resulting in widespread layoff announcements and job cuts. Since consumer spending accounts for about two thirds of GDP, an economic recovery will be highly reliant on a turnaround in consumer confidence.

    Business spending had been quite weak prior to the events of September 11, and is not expected to be a major contributor to the economic recovery. The high business spending levels of the recent past have resulted in excess capacity in many sectors. A significant increase in business spending is not expected until demand picks up and the profit outlook turns positive.

    In this environment, the Federal Reserve has already cut the federal funds rate to 2.50%, the lowest since 1962. Lower interest rates are supportive of continued home sales and the refinancing of existing mortgages, which increases discretionary income. Federal spending packages in excess of $100 billion are likely to result from the World Trade Center attacks, which should also help support the economy.

    Based upon this economic outlook, Transamerica Income Shares will continue to favor corporate bonds selected for their credit quality and long term appreciation potential.

    Despite the volatility in the financial markets over the third quarter, Transamerica Income Shares continued to outperform its peers, maintaining its 25 year #1 ranking in its Lipper peer group.*

*Transmerica Income Shares was ranked #1 out of 13 "BBB" closed-end bond funds for the 25 year period ended September 30, 2001 by Lipper Analytics Services, Inc.

    At September 30, 2001, the Company's total net assets were $152,369,746 or $24.11 per share compared to $152,765,692 or $24.18 per share on March 31, 2001. Unaudited net investment income for the six months ended September 30, 2001 was $5,441,976 or $0.86 per share compared to $0.94 per share for the comparable period in 2000.

PORTFOLIO MANAGEMENT: Management of the Company's portfolio, including the day-to-day portfolio decisions are made by a team of fixed income professionals led by Heidi Y. Hu, the primary manager who is also a Vice President of the Company and of Transamerica Investment Management, LLC, the Fund's Investment Adviser (the "Adviser").

HIGHLIGHTS: For the six months ended September 30:

                                           2001    2000
PER SHARE:                                ------  ------
Net Investment income...................  $ 0.86  $ 0.94
Income dividends paid...................    0.90    0.94
Capital gains distribution..............    0.22    0.00
Net Asset Value.........................  $24.11  $23.40

DISTRIBUTIONS:  For the fiscal years ended March 31:**

2001..............................................  $1.89
2000..............................................  $1.92
1999..............................................  $2.00
1998..............................................  $1.98
1997..............................................  $1.93

 ** Includes a distribution of $0.01, $0.12, $0.04 and $0.03 from realized gains in 2000, 1999, 1998 and 1997, respectively.

QUALITY: Ratings used are the highest by Moody's or Standard & Poor's for bonds owned on September 30, 2001:

A.................................................   20.4%
BBB...............................................   59.9%
Lower or non-rated................................   19.7%

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(UNAUDITED)

                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE

---------------------------------------------------------------------------
BONDS & DEBENTURES -- 91.9%
AIRLINES -- 1.1%
Delta Air Lines, Inc.
                                 9.750%  05/15/21  $2,000,000  $  1,660,000
---------------------------------------------------------------------------
AUTOMOBILES -- 6.1%
ERAC US Finance Company
                                 8.250%  05/01/05   4,500,000     4,846,185
General Motors Corporation
                                 9.400%  07/15/21   3,750,000     4,389,525
                                                               ------------
                                                                  9,235,710
---------------------------------------------------------------------------
BANK & FINANCE -- 10.9%
Capital One
                                 6.875%  02/01/06   3,000,000     3,011,580
Royal Bank of Scotland
                                 9.118%  03/31/49   3,000,000     3,479,460
HSBC Capital Funding
                                10.176%  12/31/49   5,500,000     6,870,820
Union Planters Corporation
                                 7.750%  03/01/11   3,000,000     3,254,070
                                                               ------------
                                                                 16,615,930
---------------------------------------------------------------------------
BUILDING MATERIALS -- 3.0%
Cemex SA de CV
                                 9.650%  10/01/09   4,250,000     4,536,875
---------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 4.4%
Telecommunications, Inc.
                                 9.250%  01/15/23   2,000,000     2,153,240
Telefonica De Argentina
                                11.875%  11/01/04   4,700,000     4,559,000
                                                               ------------
                                                                  6,712,240
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001
(UNAUDITED)

                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE

---------------------------------------------------------------------------
ELECTRIC UTILITIES -- 5.9%
Calpine Corporation
                                 8.250%  08/15/05   2,500,000     2,533,725
                                 8.500%  02/15/11   5,000,000     4,880,000
Long Island Lighting Company
                                 9.000%  11/01/22   1,500,000     1,570,440
                                                               ------------
                                                                  8,984,165
---------------------------------------------------------------------------
FOOD & DRUG RETAILING -- 13.3%
Albertson's Inc.
                                 7.250%  05/01/13   6,000,000     6,361,680
Delhaize America Inc.
                                 9.000%  04/15/31   4,000,000     4,587,000
Shoppers Food Warehouse Corporation
                                 7.250%  06/15/04   4,500,000     4,693,815
Stater Brothers Holding, Inc.
                                10.750%  08/15/06   2,550,000     2,524,500
Supervalu, Inc.
                                 7.800%  11/15/02   2,000,000     2,034,560
                                                               ------------
                                                                 20,201,555
---------------------------------------------------------------------------
HEALTHCARE PROVIDER & SERVICES -- 2.5%
Omnicare Inc.
                                 8.125%  03/15/11   3,750,000     3,843,750
---------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.7%
Textron Inc.
                                 8.750%  07/01/22   1,000,000     1,073,280
---------------------------------------------------------------------------
MACHINERY -- 0.8%
Caterpillar Corporation
                                 9.375%  03/15/21   1,000,000     1,242,170
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001
(UNAUDITED)

                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE

---------------------------------------------------------------------------
MEDIA & ENTERTAINMENT -- 8.9%
CF Cable TV, Inc.
                                 9.125%  07/15/07   1,000,000     1,129,620
EchoStar Communications Corporation
                                 9.250%  02/01/06   1,000,000       975,000
                                 9.375%  02/01/09   1,000,000       975,000
News America Holdings, Inc.
                                 9.250%  02/01/13   3,500,000     4,116,000
MGM Mirage
                                 8.500%  09/15/10   6,350,000     6,149,594
                                                               ------------
                                                                 13,345,214
---------------------------------------------------------------------------
METALS & MINING -- 0.8%
Carpenter Technology Corporation
                                 9.000%  03/15/22   1,000,000     1,041,940
National Steel Corporation
                                 8.375%  08/01/06     575,000       235,750
                                                               ------------
                                                                  1,277,690
---------------------------------------------------------------------------
MULTILINE RETAILING -- 6.6%
K Mart Inc.
                                 9.875%  06/15/08   2,460,000     2,287,800
May Department Stores Company
                                 8.375%  10/01/22   2,000,000     2,060,680
Target Corporation
                                10.000%  01/01/11   1,000,000     1,268,230
                                 9.250%  08/15/11   2,800,000     3,470,712
                                 8.500%  12/01/22   1,000,000     1,059,430
                                                               ------------
                                                                 10,146,852
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001
(UNAUDITED)

                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE

---------------------------------------------------------------------------
OIL & GAS -- 11.7%
Northwest Pipeline Corporation
                                 9.000%  08/01/22   2,000,000     2,090,560
Occidental Petroleum Corporation
                                10.125%  09/15/09     500,000       605,575
Pemex Finance, Ltd.
                                 9.030%  02/15/11   4,900,000     5,356,876
Qatar (State of)
                                 9.750%  06/15/30   2,000,000     2,165,000
Valero Energy
                                 6.750%  12/15/02   4,500,000     4,620,240
Williams Companies, Inc.
                                 6.750%  01/15/16   3,000,000     3,062,640
                                                               ------------
                                                                 17,900,891
---------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 10.1%
Abitibi-Consolidated, Inc.
                                 8.850%  08/01/30   4,000,000     4,077,160
Georgia Pacific Corporation
                                 9.625%  03/15/22   2,000,000     1,940,900
International Paper
                                 8.000%  07/08/03   2,000,000     2,126,620
Nexfor Inc.
                                 8.125%  03/20/08   3,000,000     3,183,000
Westvaco Corporation
                                 8.200%  01/15/30   4,000,000     4,021,160
                                                               ------------
                                                                 15,348,840
---------------------------------------------------------------------------
REAL ESTATE -- 3.5%
Host Marriott LP
                                 9.250%  10/01/07   2,500,000     2,250,000
Simon Property Group, Inc.
                                 6.750%  11/15/03   3,000,000     3,118,320
                                                               ------------
                                                                  5,368,320
---------------------------------------------------------------------------
ROAD & RAIL -- 0.7%
Burlington Northern Railroad, Inc.
                                 9.250%  11/15/03   1,000,000     1,169,060
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONCLUDED)
SEPTEMBER 30, 2001
(UNAUDITED)

                                                   SHARES OR
                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE

---------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITY -- 0.9%
United Mexican States
                                 9.875%  02/01/10   1,300,000     1,394,250
---------------------------------------------------------------------------
TOTAL BONDS & DEBENTURES
  (cost $135,962,251)                                           140,056,792
---------------------------------------------------------------------------
PREFERRED STOCK -- 4.7%
Centaur Funding Corporation
  (cost of $6,844,146)                                  6,750     7,197,971
---------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
State Street Eurodollar Time Deposit
  2.50%, due 10/01/01                              $3,363,000     3,363,000
---------------------------------------------------------------------------

TOTAL INVESTMENTS -- 98.8%
(cost $144,098,656)*                                            150,617,763
OTHER ASSETS LESS LIABILITIES -- 1.2%                             1,751,983
----------------------------------------------------------------------------
NET ASSETS -- 100.0%                                           $152,369,746
----------------------------------------------------------------------------

  * AGGREGATE COST FOR FEDERAL TAX PURPOSES. AGGREGATE GROSS UNREALIZED APPRECIATION FOR ALL SECURITIES IN WHICH THERE IS AN EXCESS OF VALUE OVER TAX COST AND AGGREGATE GROSS UNREALIZED DEPRECIATION FOR ALL SECURITIES IN WHICH THERE IS AN EXCESS OF TAX COST OVER VALUE WERE $8,629,498 AND $2,110,391, RESPECTIVELY. NET UNREALIZED APPRECIATION FOR TAX PURPOSES IS $6,519,107.

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001
(UNAUDITED)

ASSETS
Investments, at value (identified
  cost -- $143,679,475)                             $150,617,763
Cash                                                          83
Receivables:
    Interest                                           2,816,370
Other assets                                              28,149
                                                    ------------
                                                     153,462,365
                                                    ------------
LIABILITIES
Payables:
    Income dividends declared                            947,816
    Investment advisory fees                              63,197
Accrued expenses and other liabilities                    81,606
                                                    ------------
                                                       1,092,619
                                                    ------------
NET ASSETS applicable to 6,318,771 capital shares
  outstanding, $1.00 par value (authorized
  20,000,000 shares)                                $152,369,746
                                                    ============
NET ASSET VALUE PER SHARE                           $      24.11
                                                    ============
NET ASSETS CONSIST OF:
Paid-in capital                                     $144,188,883
Undistributed net investment income                        9,453
Accumulated net realized gain on investments           1,233,122
Net unrealized appreciation on investments             6,938,288
                                                    ------------
NET ASSETS                                          $152,369,746
                                                    ============

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
(UNAUDITED)

INVESTMENT INCOME:
Interest and discount earned                        $5,624,891
Dividend income                                        307,260
                                                    ----------
Total Income                                         5,932,151
                                                    ----------
EXPENSES:
Investment advisory fee                                386,014
Transfer agent fees and expenses                        34,281
Audit fees                                              17,511
Postage                                                  6,207
Custodian fees                                           8,966
Printing                                                 9,066
Directors' fees and expenses                             8,593
Insurance                                                1,851
Other                                                   17,686
                                                    ----------
Total expenses                                         490,175
                                                    ----------
NET INVESTMENT INCOME                                5,441,976
                                                    ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                     1,233,122
Change in net unrealized appreciation on
  investments                                           15,609
                                                    ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS      1,248,731
                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                        $6,690,707
                                                    ==========

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
(UNAUDITED)

                                           SIX MONTHS       YEAR
                                             ENDED         ENDED
                                           9/30/2001*    3/31/2001
                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net Investment Income                     $  5,441,976  $ 11,865,463
Net realized gain on investments             1,233,122     1,639,393
Net change in unrealized appreciation on
  investments                                   15,609     2,431,206
                                          ------------  ------------
Net increase in net assets resulting
  from operations                            6,690,707    15,936,062
                                          ------------  ------------
DIVIDENDS/DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                       (5,686,894)  (11,942,477)
Net realized gains                          (1,399,759)           --
                                          ------------  ------------
Net decrease in net assets resulting
  from distributions                        (7,086,653)  (11,942,477)
                                          ------------  ------------
Net increase (decrease) in net assets:        (395,946)    3,993,585
NET ASSETS:
Beginning of year                          152,765,692   148,772,107
                                          ------------  ------------
End of period(1)                          $152,369,746  $152,765,692
                                          ============  ============
(1) Includes undistributed net
   investment income of:                  $      9,453  $    254,370
                                          ============  ============

  *  Unaudited
See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC
FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                   SIX
                                  MONTHS
                                  ENDED                   YEAR ENDED MARCH 31,
                                ----------  -------------------------------------------------
                                9/30/2001*    2001      2000       1999      1998      1997
                                ----------  --------  ---------  --------  --------  --------
NET ASSET VALUE
Beginning of period              $  24.18   $  23.54  $  25.01   $  25.31  $  23.93  $  24.58
OPERATIONS:
Net investment income                0.86       1.88      1.93       1.89      1.93      1.89
Net realized and unrealized
  gain (loss)                        0.19       0.65     (1.48)     (0.19)     1.43     (0.61)
                                 --------   --------  --------   --------  --------  --------
Total from investment
  operations                         1.05       2.53      0.45       1.70      3.36      1.28
                                 --------   --------  --------   --------  --------  --------
DIVIDENDS/DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income               (0.90)     (1.89)    (1.91)     (1.88)    (1.94)    (1.90)
Net realized gains                  (0.22)        --     (0.01)     (0.12)    (0.04)    (0.03)
                                 --------   --------  --------   --------  --------  --------
Total dividends/ distributions      (1.12)     (1.89)    (1.92)     (2.00)    (1.98)    (1.93)
                                 --------   --------  --------   --------  --------  --------
NET ASSET VALUE
End of period                    $  24.11   $  24.18  $  23.54   $  25.01  $  25.31  $  23.93
                                 ========   ========  ========   ========  ========  ========
MARKET VALUE
  PER SHARE
End of period                    $ 25.750   $ 24.900  $ 21.563   $ 25.188  $ 26.000  $ 24.375
                                 ========   ========  ========   ========  ========  ========
TOTAL RETURN(1)                     14.57%     25.03%    (7.01)%     4.44%    15.31%     8.22%
                                 ========   ========  ========   ========  ========  ========
RATIOS AND
  SUPPLEMENTAL DATA:
Expenses to average net assets       0.63%      0.64%     0.64%      0.63%     0.63%     0.62%
Net investment income                7.39%      8.04%     8.02%      7.45%     7.73%     7.77%
Portfolio turnover                     50%       122%       64%        33%       21%       16%
Net assets, end of period (in
  thousands)                     $152,370   $152,766  $148,772   $158,031  $159,927  $151,196
                                 ========   ========  ========   ========  ========  ========
The number of shares outstanding at the end of each period was 6,318,771.

------------------------------------

(1) Based on the market price of the Fund's shares and including the reinvestment of dividends and distributions at prices obtained by the Fund's dividend reinvestment plan.
  *  Unaudited
See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
SEPTEMBER 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES -- Transamerica Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Company's investment objective is to seek as high a level of current income consistent with prudent investment, with capital appreciation as only a secondary objective. The Company consistently follows the following accounting policies in the preparation of its financial statements:

(A) VALUATION OF SECURITIES -- Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer supplied quotations. Debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

(B) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- Security transactions are recorded on the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded on an accrual basis. Premiums and discounts on securities purchased are amortized or accreted, as appropriate, over the life of the respective securities using the effective interest method. Distributions from net investment income are determined and paid monthly.

(C) FEDERAL INCOME TAXES -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required. As of March 31, 2001, the Company had a capital loss carryforward of $239,633 to offset future realized capital gain. On September 15, 2001, the Company declared a long term capital gains distribution of $1,399,759 which utilized the capital loss carryforward.

(D) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES -- The Company has entered into a Management and Investment Advisory Agreement with Transamerica Investment Management, LLC, (the "Adviser"), a wholly owned subsidiary of Transamerica Investment Services, Inc. which, in turn, is wholly owned by Transamerica Corporation, and by AEGON, N.V., The Hague, The Netherlands. For its services to the Company, the Adviser receives a fee of 0.50% of the average weekly net assets of the Company. This fee is paid to the Adviser monthly. The Adviser has agreed to reimburse the Company if the Company's total operating expenses (exclusive of brokerage commissions, interest and taxes) exceed 1.50% of the average daily net assets of the Company up to $30 million and 1.00% of the average net assets of the Company in excess of $30 million. No such reimbursements were necessary during the six months ended September 30, 2001.

Officers and certain directors of the Adviser or its affiliates are also officers and directors of the Company; however, they receive no compensation from the Company. An officer of the Company is also a partner of the legal counsel for the Company.

As of September 30, 2001, an affiliate of Transamerica Corporation held 7.6% of the outstanding shares of the Company.

3. SECURITY TRANSACTIONS -- The aggregate cost of securities purchased and the proceeds from securities sold (excluding short-term investments) were $40,275,000 and $43,786,000, respectively, for the six months ended
September 30, 2001.

4. OTHER -- As required, effective April 1, 2001, the Company adopted the provisions of the AICPA

Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. Prior to April 1, 2001, the Company did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $262,954 reduction in cost of securities and a corresponding $262,954 increase in net unrealized appreciation based on securities held by the Company on April 1, 2001.

The effect of this change for the six month period ended September 30, 2001 was to decrease net investment income by $419,181; increase net unrealized appreciation (depreciation) by $419,181, and no impact on net realized gains. The statement of changes in net assets and financial highlights for prior period have not been restated to reflect changes in presentation.

RESULTS FROM ANNUAL SHAREHOLDER MEETING

At the shareholders' meeting held July 27, 2001, a total of 5,883,870 shares were represented by proxy, 93.12% of all outstanding shares. Four directors were elected. The votes for the election of Gary U. Rolle, Peter J. Sodini, Jon C. Strauss and Dr. James H. Garrity were 5,798,383, 5,820,916, 5,820,116, and 5,816,140, respectively, and the votes withheld as to each were 85,487, 62,954, 63,754, and 67,730, respectively.

A proposal to approve continuance of the Investment Advisory Agreement between the Company and Transamerica Investment Management, LLC, was approved as follows: 5,739,063 votes for and 56,362 votes against, with 88,445 abstentions. A proposal to ratify the selection of Ernst & Young LLP as independent auditors for the Company was also approved as follows: 5,779,432 votes for and 19,816 votes against, with 84,622 abstentions.

In certain circumstance, brokers and nominees can return a proxy as a "non-vote"; however, no non-votes were received on any of the above matters.

OFFICERS AND DIRECTORS
GARY U. ROLLE, PRESIDENT & CHAIRMAN
DR. JAMES H. GARRITY, DIRECTOR
PETER J. SODINI, DIRECTOR
JON C. STRAUSS, DIRECTOR
HEIDI Y. HU, VICE PRESIDENT
ANN MARIE SWANSON, VICE PRESIDENT
E. LAKE SETZLER, TREASURER
THOMAS M. ADAMS, SECRETARY
---------------------------------------------

INVESTMENT ADVISER
Transamerica Investment Management, LLC
1150 S. Olive Street, 27th Floor
Los Angeles, CA 90015

TRANSFER AGENT
Mellon Investor Services
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-288-9541

For hearing and speech impaired (TDD)
1-800-231-5469

www.mellon-investor.com

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

LISTED
New York Stock Exchange
Symbol: TAI
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Transamerica Income Shares, Inc. is a closed-end investment company which invests primarily in debt securities. Its objective is to provide a high level of current income.